Interest income	12 Months Ended
Dec. 31, 2020
Interest income
Interest income

33. Interest income

Interest income in the consolidated income statement comprises the interest accrued in the year on all financial assets with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value through other comprehensive income, and the adjustment to interest income as a result of hedge accounting.

The breakdown of the main interest income items earned in 2018, 2019 and 2020 is as follows:

	2018	2019	2020

Cash and balances with the Central Bank	2,361	2,456	1,951
Loans and advances to credit institutions	2,178	2,839	412
Loans and advances to customers	81,976	89,894	84,290
Debt instruments	10,039	9,925	14,643
Hedging financial derivatives	2,858	3,541	2,432
Other interest income	125	191	249
	99,537	108,846	103,977